EGA Emerging Global Shares Trust

EGShares Energy GEMS ETF	EGShares Consumer Goods GEMS ETF
EGShares Telecom GEMS ETF	EGShares Brazil Infrastructure ETF
EGShares Financials GEMS ETF	EGShares Consumer Services GEMS ETF
EGShares Utilities GEMS ETF	EGShares India Small Cap ETF
EGShares Emerging Markets Metals & Mining ETF	EGShares Emerging Markets Consumer ETF
EGShares India Infrastructure ETF	EGShares Industrials GEMS ETF
EGShares China Infrastructure ETF

(each, a “Fund” and together, the “Funds”)
Supplement dated November 7, 2011
to the Prospectuses and Statements of Additional
Information (“SAI”) for the Funds

The information in this Supplement updates information in, and should be read in conjunction with, each Fund’s Prospectus and SAI as supplemented.

ALPS Advisors, Inc. (the “Adviser”) serves as the investment adviser to each Fund.  On October 31, 2011, DST Systems, Inc. completed its acquisition of ALPS Holdings, Inc., parent company to the Adviser (the “Transaction”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), completion of the Transaction caused the automatic termination of each Fund’s prior investment advisory agreement with the Adviser. In order for the management of each Fund to continue uninterrupted, the Board of Trustees of each Fund (the “Board”) approved a new investment advisory agreement with the Adviser (the “New Advisory Agreement”), subject to shareholder approval.  On September 27, 2011, a special meeting of shareholders of the Funds (the “Special Meeting”) was called to consider the approval of the New Advisory Agreement. The Special Meeting has been adjourned for the Funds listed above  until November 22, 2011 at 10:00 a.m. (Mountain Time).

The Board also approved an interim investment advisory agreement with the Adviser for each Fund listed above (the “Interim Advisory Agreement”) pursuant to Rule 15a-4 under the 1940 Act. The Interim Advisory Agreement for each such Fund took effect upon the consummation of the Transaction because shareholder approval of the New Advisory Agreement had not yet been obtained for those Funds. In reliance on Rule 15a-4, the Interim Advisory Agreement allows the Adviser to continue performing advisory services with respect to each such Fund for a maximum of 150 days following the consummation of the Transaction under the same terms and conditions as the prior investment advisory agreement between the Adviser and the Funds, while those Funds continue to seek shareholder approval of the New Advisory Agreements. Compensation earned by the Adviser under the Interim Advisory Agreements will be held in an interest-bearing escrow account pending shareholder approval of the New Advisory Agreements. If shareholders approve the New Advisory Agreement within the 150 day-period, the amount held in the escrow account, including interest, will be paid to the Adviser. If shareholders of a Fund do not approve the New Advisory Agreement, the Adviser will be paid the lesser of the costs incurred in performing services under the Interim Advisory Agreement or the total amount in the escrow account, including interest earned.

If shareholders of a Fund do not approve the New Advisory Agreement within the 150-day period, the Board will take such action it deems necessary and in the best interests of that Fund and its shareholders.

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Please keep this supplement for future reference.